THE REGENCY GROUP LIMITED, INC.
                 7373 East Doubletree Ranch Road, Suite 200
                            Scottsdale, AZ  85258
                          Telephone (480) 767-6178

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                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                May 30, 2000

                       -------------------------------

                           TO THE SHAREHOLDERS OF
                       THE REGENCY GROUP LIMITED, INC.

     The special meeting of the stockholders of The Regency Group Limited, Inc. will be held at the Company's Corporate Offices, 7373 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona, on May 30, 2000, at 2:00 p.m. Mountain Time, for the following purposes.

   1.   To Change the Company's name to Regency Group Limited; and,

   2. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on April 28,  2000,  are
entitled  to  notice  of  and to vote at the meeting.   The  Company's  proxy
statement accompany this notice.

     All stockholders are invited to attend the meeting in person.

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
             IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND
                       RETURN IT AS SOON AS POSSIBLE.

                                   By Order of the Board of Directors,

                                   /s/ Roberto Filice

                                   Roberto Filice
                                   President

May 15, 2000

                       THE REGENCY GROUP LIMITED, INC.
                 7373 East Doubletree Ranch Road, Suite 200
                            Scottsdale, AZ  85258
                          Telephone (480) 767-6178

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                               PROXY STATEMENT

                       -------------------------------

                   For the Special Meeting of Shareholders
                           to be held May 30,2000


                          MATTERS TO BE CONSIDERED

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Regency Group Limited, Inc. (the "Company") of proxies for use at the special meeting of the stockholders of the Company, or any adjournments thereof. The meeting will be held at the Company's Corporate Offices, 7373 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona, on May 30, 2000, at 2:00 p.m. Mountain Time, to change the Company's name to Regency Group Limited.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

                           SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares of Common Stock in the Company by proxy at the special meeting of stockholders. Unless otherwise indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted. Where a stockholders specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a stockholders may be revoked by the stockholders at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.

                              VOTING SECURITIES

     The securities entitled to vote at the meeting consist of shares of Common Stock of the Company, par value $0.001. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on April 28, 2000, are entitled to notice of and to vote at the meeting and any adjournment thereof. The number of outstanding shares at the close of business on April 28, 2000, was 23,306,500 held by approximately 100 stockholders.

     This  Proxy Statement is being mailed to stockholders beginning May  15,
2000

                         BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of April 28, 2000, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent (5%) of the Common Stock of the Company, and (3) the Company's directors and officers as a group:


                                      Amount and               Options
Title                                  Nature of  Percent      or Other
  of          Name and Address        Beneficial     of       Beneficial
Class      of Beneficial Owner(1)      Ownership   Class     Owners(2)(3)
Common  Roberto Filice*                 2,000,000       9%            1,000
        7373 E. Doubletree Rd #200                         Preferred Shares
        Scottsdale, AZ  85258                                Convertible at
                                                                     1:1000

Common  Ralph Massetti*                 2,000,000       9%            1,000
        7373 E. Doubletree Rd #200                         Preferred Shares
        Scottsdale, AZ  85258                                Convertible at
                                                                     1:1000

        Lolita Prescod                          0        0
        7373 E. Doubletree Rd #200
        Scottsdale, AZ 85258

Common  Baron Systems Limited          10,200,000      44%            5,600
        1177 West Hastings St                              Preferred Shares
        Vancouver, BC, Canada                                Convertible at
                                                                     1:1000

Common  Terry Neild                     3,200,000      14%            1,600
        13663 E Windrose Dr                                Preferred Shares
        Scottsdale, AZ                                       Convertible at
                                                                     1:1000

Common  Charles Neild                   3,200,000      14%            1,600
        14266-32nd Ave                                     Preferred Shares
        White Rock, BC Canada                                Convertible at
                                                                     1:1000

        Kurt Waber                      3,200,000      14%            1,600
        12840-16th Ave                                     Preferred Shares
        White Rock, BC Canada                                Convertible at
                                                                     1:1000
                                 ------------------------------------------
Common  Directors and Officers
        as a group*                     4,000,000      17%


(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock.
(2)All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes. As to the amounts indicated in column five, "option" shares represent shares, which the stockholders may acquire.
(3)       The amounts in column three include the amounts in column five.

                 EXPENSES OF PROXY SOLICITATION

   The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to stockholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.


                                   /s/ Lolota Prescod

                                   Lolita Prescod
                                   Secretary

                       THE REGENCY GROUP LIMITED, INC.
                                    PROXY

                       Special Meeting of Stockholders
                                 May 30,2000

The undersigned appoints The Board of Directors of The Regency Group Limited, Inc with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of stockholders of The Regency Group Limited, Inc., to be held May 30, 2000, beginning at 2:00 p.m., Mountain Time, at the Company's Corporate Offices, 7373 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated April 28, 2000, a copy of which has been received by the undersigned, as follows:

1.   Vote ___                      Withhold Vote ___

to change the Company's name to REGENCY GROUP LIMITED.

          --------------------------------------------------------

2. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date    ___________________________, 2000      Number of Shares________________



Please sign exactly as
your name appears on
your stock certificate(s).    __________________________________________
If your stock is issued in    Signature
the names of two or more      Print Name Here:__________________________
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.   __________________________________________
                              Signature
                              Print Name Here:__________________________



          PLEASE SIGN AND RETURN THIS PROXY PRIOR TO MAY 30, 2000.